EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Esports Entertainment Group, Inc. (the “Company”), on Form 10-Q for the period ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Michael Villani, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended December 31, 2023 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended December 31, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2024

By:	/s/ Michael Villani
Michael Villani
Chief Financial Officer